Related-Party Transactions (Notes)	6 Months Ended
Jun. 30, 2016
Related Party Transactions [Abstract]
Related-Party Transactions
RELATED-PARTY TRANSACTIONS

ACQUISITIONS

ALASKA STORAGE AND TERMINALLING ASSETS. Effective July 1, 2016, the Partnership entered into an agreement to purchase certain terminalling and storage assets owned by Tesoro for total consideration of $444 million and was completed in two phases. On July 1, 2016, the Partnership completed the acquisition of the first phase consisting of tankage with a shell capacity of approximately 3.5 million barrels, related equipment and ancillary facilities used for the operations at Tesoro’s Kenai Refinery. The second phase purchase consisted of refined product terminals in Anchorage and Fairbanks. Consideration paid for the first phase was $266 million, which comprised of approximately $240 million in cash, financed with borrowings under the Dropdown Credit Facility, and the issuance of equity to Tesoro with a fair value of $26 million. Consideration for the second phase was $178 million, comprised of approximately $160 million in cash, financed with borrowings under the Dropdown Credit Facility, and the issuance of equity securities with a fair value of $18 million.

To reflect the results of the Predecessor, operating and maintenance expenses were recasted to include additional expenses of $1 million during each of the three months ended June 30, 2016 and 2015 and $2 million during each of the six months ended June 30, 2016 and 2015. In addition, depreciation and amortization expenses were recasted to include an additional $1 million during the six months ended June 30, 2016. Total assets were increased $47 million and $17 million at June 30, 2016 and December 31, 2015, respectively, mostly attributable to net property, plant and equipment associated with the Predecessor with the offset largely included in equity of predecessors on the condensed combined consolidated balance sheets.

FLINT HILLS RESOURCES. On June 20, 2016, Tesoro closed the acquisition of Flint Hills Resources’ (“FHR”) wholesale marketing and logistics assets in Anchorage and Fairbanks, Alaska. This acquisition includes an Anchorage terminal with 580,000 barrels of storage capacity, a truck rack, and rail loading capability. In addition, the acquisition includes a Fairbanks airport terminal that includes 22,500 barrels of jet fuel storage and a truck rack, as well as a multi-year terminalling agreement at FHR’s North Pole terminal, which will provide efficient rail offload capabilities and provide access to Alaska’s interior. These assets were acquired as part of the second phase of the Alaska Storage and Terminalling Assets mentioned above and the historic cost is reflected in our combined consolidated financial statements.

AFFILIATE AGREEMENTS

The Partnership has various long-term, fee-based commercial agreements with Tesoro, under which we provide pipeline transportation, trucking, terminal distribution and storage services to Tesoro, and Tesoro typically commits to fixed fees or to provide us with minimum monthly throughput volumes of crude oil and refined products. For the natural gas liquids that we handle under keep-whole agreements, the Partnership has a fee-based processing agreement with Tesoro which minimizes the impact of commodity price movements during the annual period subsequent to renegotiation of terms and pricing each year.

In addition, we have agreements for the provision of various general and administrative services by Tesoro. Under our partnership agreement, we are required to reimburse TLGP and its affiliates for all costs and expenses that they incur on our behalf for managing and controlling our business and operations. Except to the extent specified under our amended omnibus agreement (the “Amended Omnibus Agreement”) or our secondment agreement (the “Secondment Agreement”), TLGP determines the amount of these expenses. The Amended Omnibus Agreement and the Secondment Agreement were amended and restated in connection with the Alaska Logistics Assets purchase. Under the terms of the Amended Omnibus Agreement as of June 30, 2016, we are required to pay Tesoro an annual corporate services fee of $9 million for the provision of various centralized corporate services, including executive management, legal, accounting, treasury, human resources, health, safety and environmental, information technology, certain insurance coverage, administration and other corporate services. Under the terms of our Secondment Agreement as of June 30, 2016, we pay Tesoro a net annual service fee of $2 million for services performed by field-level employees at the majority of our facilities. Additionally, pursuant to the Amended Omnibus Agreement and Secondment Agreement, we reimburse Tesoro for any direct costs actually incurred by Tesoro in providing other operational services with respect to certain of our other assets and operations.

SUMMARY OF AFFILIATE TRANSACTIONS

SUMMARY OF REVENUE AND EXPENSE TRANSACTIONS WITH TESORO (in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues (a)	$168	$154	$337	$302
Operating and maintenance expenses	35	30	73	60
Imbalance settlement gains and reimbursements from Tesoro (b)	5	11	12	19
General and administrative expenses	16	18	33	35

(a)	Tesoro accounted for 57% of our total revenues for both the three and six months ended June 30, 2016 and 56% of our total revenues for both the three and six months ended June 30, 2015.

(b)
Includes imbalance settlement gains of $2 million for both the three months ended June 30, 2016 and 2015, and $3 million and $4 million for the six months ended June 30, 2016 and 2015, respectively. Also includes reimbursements from Tesoro pursuant predominantly to the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement of $3 million and $9 million for the three months ended June 30, 2016 and 2015, respectively, and $9 million and $15 million for the six months ended June 30, 2016 and 2015, respectively.

PREDECESSOR TRANSACTIONS. Related-party transactions of our Predecessor were settled through equity. Our Predecessor did not record revenue for transactions with Tesoro in the Terminalling and Transportation segment.

DISTRIBUTIONS. In accordance with our partnership agreement, the unitholders of our common and general partner interests are entitled to receive quarterly distributions of available cash. During the six months ended June 30, 2016, we paid quarterly cash distributions of $109 million to Tesoro and TLGP, including incentive distribution rights (“IDRs”). On July 20, 2016, we declared a quarterly cash distribution of $0.842 per unit, which will be paid on August 12, 2016. The distribution will include payments of $66 million to Tesoro and TLGP, including IDRs.